UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2013

EQCO2, INC.
(F/K/A CLEANTECH TRANSIT, INC.)
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52653	98-0505768
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11226 Pentland Downs Street, Las Vegas NV 89141
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Departure of Officer and Director

On August 20, 2013, EQCO2, Inc. (FKA Cleantech Transit, Inc.) (the “Company”) accepted the resignation of Lowell Holden as a Director and as Chief Financial Officer, who left for personal reasons.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANTECH TRANSIT, INC.

Dated: August 21, 2013	By:	/s/ William Barnwell
William Barnwell, CEO

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